Capital Disclosures -Summary Of Reconciliation Of Net Debt To EBITDA Ratio (Detail) $ in Thousands	12 Months Ended
	Dec. 31, 2022 CAD ($)	Dec. 31, 2021 CAD ($)	Dec. 31, 2020 CAD ($)
Disclosure of Reconciliation of Net debt to EBITDA ratio [Line Items]
Long-term debt	$ 1,390,325	$ 331,422
Cash and cash equivalents	(253,776)	(172,758)	$ (95,676)
Net debt	1,136,549	158,664
Earnings before finance costs and income taxes	(40,810)	55,097
Depreciation and amortization	128,287	87,622
EBITDA	$ 87,477	$ 142,719
Net debt to EBITDA ratio	0.99	0.11